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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 June 24, 2002


               Date of Report (Date of earliest event reported)
                       ---------------------------------


                               The Scotts Company
                               ------------------

             (Exact name of registrant as specified in its charter)


             OHIO                        1-11593                31-1414921
------------------------------    --------------------      -------------------
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE           (IRS EMPLOYER
       OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)


                   14111 SCOTTSLAWN ROAD, MARYSVILLE, OH 43041
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (937) 644-0011
                                 --------------


                                 Not Applicable
                                 --------------

         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS

         The Scotts Company will be filing a registration statement on Form S-4 for the purpose of registering $70 million 8.625% Senior Subordinated Notes due 2009 which had previously been sold in January 2002 to qualified institutional buyers under Rule 144A. The Company's Annual Report on Form 10-K as of and for the year ended September 30, 2001 will be incorporated by reference into the Form S-4 Registration Statement. The financial statements, footnotes and certain related disclosures in the Company's Form 10-K for fiscal 2001 are being updated in this Form 8-K to reflect disclosure and presentation changes that will be required in the financial statements and related documents for the fiscal year ending September 30, 2002 as a result of new accounting pronouncements adopted by The Scotts Company in fiscal 2002 as described in the following paragraphs. Only those Items in the Form 10-K for fiscal 2001 that were impacted by these updated disclosures are included in Exhibit 13.

         As previously reported in our report on Form 10-Q for the quarter ended December 29, 2001, the Company changed its reportable segments. The consolidated financial statements as of and for the year ended September 30, 2001, 2000 and 1999 are included in this Form 8-K reflect the new basis of segment reporting.

         In April 2001, the Emerging Issues Task Force (EITF) reached consensus on Issue 00-25, "Accounting for Consideration from a Vendor to a Retailer in Connection with the Purchase or Promotion of the Vendor's Products". The Company adopted this guidance in fiscal 2002 and has amended the consolidated financial statements as of and for the years ended September 30, 2001, 2000 and 1999 included in this Form 8-K to reflect the new standard.

         In June 2001, the FASB issued Statement of Accounting Standard No. 142, "Goodwill and Other Intangible Assets". The Company adopted SFAS No. 142 effective October 1, 2001. Note 24 of the consolidated financial statements as of and for the years ended September 30, 2001, 2000 and 1999 included in this Form 8-K has been added to reconcile the income available to common shareholders as previously reported in the Company's Form 10-K to the adjusted income available to common shareholders and related earnings per share as if the provision of Statement 142 had been adopted as of the earliest period presented.


                        FINANCIAL STATEMENT AND EXHIBITS

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             See index to Exhibits at Page 3 for a list of exhibits included herewith.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE SCOTTS COMPANY

Date: June 18, 2002                    By: /s/ CHRISTOPHER L. NAGEL
                                           ------------------------------------
                                           Christopher L. Nagel
                                           Principal Accounting Officer,
                                           Senior Vice President of Finance,
                                           Corporate North America
                                           (Duly Authorized Officer)




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                               THE SCOTTS COMPANY
                           Current Report on Form 8-K

                               INDEX TO EXHIBITS

Exhibit No.    Description                                       Location
-----------    -----------                                       --------

    13         Annual Report on Form 10-K for the Year Ended         *
               September 30, 2001

    23         Consent of Independent Accountants                    *


* Filed herewith





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